                                                                   Exhibit 10.30

================================================================================

================================================================================





                                CREDIT AGREEMENT

                                   dated as of

                                   May 1, 1998

                                      among

                                HAWK CORPORATION,
                                as the Borrower,

                     THE LENDING INSTITUTIONS NAMED THEREIN,
                                   as Lenders,

                                       and

                          KEYBANK NATIONAL ASSOCIATION

                           as the Administrative Agent

                              ---------------------

                                 AMENDMENT NO. 4

                                       to

                                CREDIT AGREEMENT

                                   dated as of

                                 March 25, 2002

                              ---------------------

================================================================================

================================================================================

                       AMENDMENT NO. 4 TO CREDIT AGREEMENT

     THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT is dated as of March 25, 2002 (this "Amendment") among the following:

                  (i) HAWK CORPORATION, a Delaware corporation (the "Borrower");

                  (ii) the Lenders a party to the Credit Agreement, as hereinafter defined; and

                  (iii) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the Administrative Agent under the Credit Agreement (the "Administrative Agent").

         PRELIMINARY STATEMENTS:

         (1) The Borrower, the Lenders and the Administrative Agent entered into the Credit Agreement, dated as of May 1, 1998 (as amended and as the same may from time to time be further amended, restated or otherwise modified, the "Credit Agreement"; the terms defined therein are used herein as so defined).

         (2) The parties hereto desire to modify certain terms and provisions of the Credit Agreement, all as more fully set forth below.

         NOW, THEREFORE, the parties hereby agree as follows:

         SECTION 1.        AMENDMENTS.

         1.1. AMENDMENTS TO DEFINITIONS. Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of "Alternative Currency", "Applicable Eurodollar Margin", "Applicable Prime Rate Margin", "Borrowing Base", "Maximum Available Revolving Commitment", "Pricing Grid Table", and "Total General Revolving Commitment" therefrom and to insert in place thereof, respectively, the following:

                  "Alternative Currency" means Euros or Dollars.

                  "Applicable Eurodollar Margin" shall mean:

                  (a) for any date prior to March 26, 2002, as such margin shall have been determined in accordance with the definition of Applicable Eurodollar Margin in effect prior to March 26, 2002;

                  (b) from March 26, 2002 through May 15, 2002, (i) 400 basis points for General Revolving Loans, and (ii) 450 basis points for Term Loans; and

                  (c) commencing with the fiscal quarter of the Borrower ended March 31, 2002, and continuing with each fiscal quarter thereafter, the number of basis points determined by the Administrative Agent in accordance with the Pricing Grid Table, based upon the

         Adjusted Leverage Ratio. Changes in the Applicable Eurodollar Margin shall become effective on the first day of the month following the receipt by the Administrative Agent, pursuant to Section 8.1(a) or (b) of the financial statements of the Borrower.

         Notwithstanding the foregoing, unless otherwise agreed by the Required Lenders and subject to section 2.8(d), during any period when (A) the Borrower shall have failed to timely deliver its financial statements referred to in Section 8.1(a) or (b), (B) a Default under Section 10.1(a) shall have occurred and be continuing, or (C) an Event of Default shall have occurred and be continuing, the Applicable Eurodollar Margin for all Loans that are Eurodollar Loans shall be the highest number of basis points indicated therefor in the Pricing Grid Table, regardless of the Adjusted Leverage Ratio at such time. Any changes in the Applicable Eurodollar Margin for Loans shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent shall promptly provide notice of such determinations to the Borrower and the Lenders, which determination by the Administrative Agent shall be conclusive and binding absent manifest error.

                  "Applicable Prime Rate Margin" shall mean:

                  (a) for any date prior to March 26, 2002, as such margin shall have been determined in accordance with the definition of Applicable Prime Rate Margin in effect prior to March 26, 2002;

                  (b) from March 26, 2002 through May 15, 2002, (i) 275 basis points for General Revolving Loans, and (ii) 325 basis points for Term Loans; and

                  (c) commencing with the fiscal quarter of the Borrower ended March 31, 2002, and continuing with each fiscal quarter thereafter, the number of basis points determined by the Administrative Agent in accordance with the Pricing Grid Table, based upon the Adjusted Leverage Ratio. Changes in the Applicable Prime Rate Margin shall become effective on the first day of the month following the receipt by the Administrative Agent, pursuant to Section 8.1(a) or (b) of the financial statements of the Borrower.

         Notwithstanding the foregoing, unless otherwise agreed by the Required Lenders and subject to section 2.8(d), during any period when (A) the Borrower shall have failed to timely deliver its financial statements referred to in Section 8.1(a) or (b), (B) a Default under Section 10.1(a) shall have occurred and be continuing, or (C) an Event of Default shall have occurred and be continuing, the Applicable Prime Rate Margin for all Loans that are Prime Rate Loans shall be the highest number of basis points indicated therefor in the Pricing Grid Table, regardless of the Adjusted Leverage Ratio at such time. Any changes in the Applicable Prime Rate Margin for Loans shall be determined by the Administrative Agent in accordance with the above provisions and the Administrative Agent shall promptly provide notice of such determinations to the Borrower and the Lenders, which determination by the Administrative Agent shall be conclusive and binding absent manifest error.

                  "Borrowing Base" shall mean an amount not in excess of (a) the sum of (i) 85% of the amount due and owing on Eligible Accounts Receivable, plus (ii) the lesser of (A) 60% of the aggregate of the cost or market value (whichever is lower) of Eligible Inventory, or (B) $18,000,000, minus (b) the aggregate principal amount of all Term Loans then outstanding, plus (c) $5,000,000.

                  "Maximum Available Revolving Commitment" shall mean at any time an amount equal to the lesser of (a) the Total General Revolving Commitment and (b) the Borrowing Base.

                  "Pricing Grid Table" shall mean the following pricing grid table:

---------------------------- -------------------- -------------- ----------------- ----------------- -----------------
                                                   Applicable
                                 Applicable        Prime Rate
                              Eurodollar Margin    Margin for       Applicable        Applicable
                                     for             General        Eurodollar        Prime Rate        Applicable
                              General Revolving     Revolving       Margin for     Margin for Term     Facility Fee
  Adjusted Leverage Ratio           Loans             Loans         Term Loans          Loans              Rate
---------------------------- -------------------- -------------- ----------------- ----------------- -----------------
Greater than 5.50 to 1.00     400 basis points      275 basis    450 basis points  325 basis points  50 basis points
                                                     points

---------------------------- -------------------- -------------- ----------------- ----------------- -----------------
Greater than 4.75 to 1.00     350 basis points      225 basis    400 basis points  275 basis points  50 basis points
but less than or equal to                            points
5.50 to 1.00
---------------------------- -------------------- -------------- ----------------- ----------------- -----------------
Greater than 4.00 to 1.00     300 basis points      175 basis    350 basis points  225 basis points  50 basis points
but less than or equal to                            points
4.75 to 1.00
---------------------------- -------------------- -------------- ----------------- ----------------- -----------------
Greater than 3.50 to 1.00     275 basis points      150 basis    325 basis points  200 basis points  50 basis points
but less than or equal to                            points
4.00 to 1.00
---------------------------- -------------------- -------------- ----------------- ----------------- -----------------
Less than or equal to 3.50    250 basis points      125 basis    300 basis points  175 basis points  50 basis points
to 1.00                                              points
---------------------------- -------------------- -------------- ----------------- ----------------- -----------------

                  "Total General Revolving Commitment" shall mean $25,000,000, or such lesser amount as may be determined pursuant to section 4.2, 4.3 or 10.2 hereof.

         1.2. AMENDMENT TO CONSOLIDATED EBIT. The definition of "Consolidated EBIT" in Section 1.1 of the Credit Agreement is hereby amended to add the following sentence thereto:

         In calculating Consolidated Net Income for purposes of determining of Consolidated EBIT for any period including the fiscal quarter ending March 31, 2002, (1) the amendment fee payable in connection with Amendment No. 4 to Credit Agreement, dated as of March 26, 2002, among the Borrower, the Administrative Agent, and the Lenders (the "Fourth Amendment"), (2) the legal fees related to the Fourth Amendment, and
         (3) the fees and expenses related to the Collateral Audit (excluding any updates thereto) may be added back to Consolidated Net Income; provided that any fees and expenses described in subpart (3) above not added back to Consolidated Net Income for the fiscal quarter ending March 31,

         2002 may be added back to Consolidated Net Income for the fiscal quarter ending June 30, 2002.

         1.3.     AMENDMENT TO ADD BI-MONTHLY BORROWING BASE CERTIFICATES.
Section 8.1(j) of the Credit Agreement is hereby amended and restated as follows:

                  (j) BORROWING BASE CERTIFICATE. Within 15 days after the fifteenth day and the last day of each calendar month, and at such other time as the Administrative Agent may request, (i) a Borrowing Base Certificate prepared by an Authorized Officer of the Borrower and
         (ii) an Accounts aging report and Inventory report, each in form and substance satisfactory to the Administrative Agent and signed by an Authorized Officer of the Borrower, provided that the Inventory report and the Borrowing Base Certificate with respect to Inventory will be updated only for each certificate that is delivered 15 days after the last day of each calendar month;

         1.4. AMENDMENT TO ADD MONTHLY FINANCIAL STATEMENTS AND COLLATERAL AUDITS. Section 8.1 of the Credit Agreement is hereby amended to add the following subsections (k) and (l) thereto:

                  (k) MONTHLY FINANCIAL STATEMENTS. As soon as available and in any event within 15 days after the last day of each calendar month, the unaudited condensed consolidated balance sheets of the Borrower and its consolidated Subsidiaries as at the end of such monthly period and the related unaudited condensed consolidated statements of income and of cash flows for such monthly period, and setting forth, in the case of such unaudited consolidated statements of income and of cash flows, comparative figures for the related periods in the prior fiscal year, and which consolidated financial statements shall be certified on behalf of the Borrower by the Chief Financial Officer or other Authorized Officer of the Borrower, subject to changes resulting from normal year-end audit adjustments.

                  (l) COLLATERAL AUDITS. On or before April 15, 2002 (or such later date agreed to in writing by Agent in its sole discretion), an audit of the Accounts and Inventory of the Borrower and its Subsidiaries, in scope, form, and detail satisfactory to the Administrative Agent, performed by a nationally recognized firm (the "Audit Firm") acceptable to the Administrative Agent (the "Collateral Audit"), the costs and expenses of which shall be paid by the Borrower. In addition, on the dates on which the Borrower is required to deliver financial statements pursuant to subsection (b) hereof, the Borrower shall cause the Audit Firm to complete quarterly updates to the Collateral Audit, in each case in form and detail satisfactory to the Administrative Agent.

         1.5. AMENDMENT TO CORRECT PRIORITY DEBT PROVISO. Section 9.4(c) of the Credit Agreement is hereby amended to delete subparts (A) and (B) therefrom and to insert in place thereof the following:

         provided that (A) at the time of any incurrence thereof after the date hereof, and after giving effect thereto, the Borrower would be in compliance with section 9.8, and no Event of Default shall have occurred and be continuing or would result therefrom; and (B) the aggregate outstanding principal amount (using Capitalized Lease Obligations in lieu of principal amount, in the case of any Capital Lease) of Priority Debt permitted by this clause (c), exclusive of the guarantees by Subsidiaries of the Borrower of the Borrower's Senior Notes, shall not exceed an amount equal to the greater of (x) $8,500,000, or (y) 10% of the Borrower's Consolidated Net Worth as of the end of the most recent fiscal period for which financial statements have been delivered to the Lenders hereunder;

         1.6. AMENDMENT TO LOANS AND ADVANCES TO, AND INVESTMENTS IN, FOREIGN SUBSIDIARIES. Section 9.5(k) of the Credit Agreement is hereby amended to delete the reference to "$13,000,000" therefrom and to insert "$17,000,000" in place thereof.

         1.7. AMENDMENT TO SHARE REPURCHASES BASKET. Section 9.5(o)(ii)(A) of the Credit Agreement is hereby amended to delete subpart (1) therefrom and to insert in place thereof the following:

                  (1) repurchase shares of its outstanding capital stock up to an aggregate amount of (x) $0.00 for the period from July 1, 2000 through March 25, 2002, and (y) $100,000 on March 26, 2002 and thereafter.

         1.8. AMENDMENT TO CASH DIVIDENDS BASKET. Section 9.6 of the Credit Agreement is hereby amended to delete subpart (iii) therefrom and to insert in place thereof the following:

                  (iii) the aggregate consideration paid by the Borrower and its Subsidiaries for all purchases, redemptions, retirements, or other acquisitions of any capital stock of any class of the Borrower is not in excess of (A) $0.00 for the period from July 1, 2000 through March 25, 2002, and (B) $200,000 on March 26, 2002 and thereafter.

         1.9. AMENDMENT TO LEVERAGE RATIO. Section 9 of the Credit Agreement is hereby amended to delete section 9.8 therefrom and to insert in place thereof the following:

                  9.8. LEVERAGE RATIO. The Borrower shall not permit at any time the Leverage Ratio to exceed (i) 3.80 to 1.00 on the Closing Date through December 30, 1998, (ii) 3.50 to 1.00 on December 31, 1998 through June 29, 2001, (iii) 4.10 to 1.00 on June 30, 2001 through September 29, 2001, (iv) 4.30 to 1.00 on September 30, 2001 through December 30, 2001, (v) 5.00 to 1.00 on December 31, 2001 through March 30, 2002, (vi) 6.90 to 1.00 on March 31, 2002 through June 29, 2002,
         (vii) 6.25 to 1.00 on June 30, 2002 through September 29, 2002, (viii)
         5.65 to 1.00 on September 30, 2002 through December 30, 2002, and (ix)
         4.30 to 1.00 on December 31, 2002 and thereafter.

         1.10. AMENDMENT TO INTEREST COVERAGE RATIO. Section 9 of the Credit Agreement is hereby amended to delete section 9.9 therefrom and to insert in place thereof the following:

                  9.9. INTEREST COVERAGE RATIO. The Borrower shall not permit at any time (a) the Interest Coverage Ratio to be less than (i) 2.00 to
         1.00 on the Closing Date through June 29, 2001, and (ii) 1.20 to 1.00 on June 30, 2001 through September 29, 2001, and (b) the Adjusted Interest Coverage Ratio to be less than (i) 2.40 to 1.00 on September 30, 2001 through December 30, 2001, (ii) 2.10 to 1.00 on December 31, 2001 through March 30, 2002, (iii) 1.53 to 1.00 on March 31, 2002 through June 29, 2002, (iv) 1.71 to 1.00 on June 30, 2002 through September 29, 2002, (v) 1.80 to 1.00 on September 30, 2002 through December 30, 2002, and (vi) 2.27 to 1.00 on December 31, 2002 and thereafter.

         1.11. AMENDMENT TO FIXED CHARGE COVERAGE RATIO. Section 9 of the Credit Agreement is hereby amended to delete section 9.14 therefrom and to insert in place thereof the following:

                  9.14. FIXED CHARGE COVERAGE RATIO. The Borrower shall not permit at any time the Fixed Charge Coverage Ratio to be less than (a)
         1.00 to 1.00 on June 30, 2001 through December 30, 2001, (b) 0.83 to
         1.00 on December 31, 2001 through March 30, 2002, (c) 0.72 to 1.00 on
         March 31, 2002 through June 29, 2002, (d) 0.68 to 1.00 on June 30, 2002 through September 29, 2002, (e) 0.72 to 1.00 on September 30, 2002 through December 30, 2002, and (f) 0.95 to 1.00 on December 31, 2002 and thereafter.

         1.12. AMENDMENT TO REPLACE ANNEX I. The Credit Agreement is hereby amended to delete ANNEX I therefrom and to insert in place thereof ANNEX I attached hereto.

         1.13. AMENDMENT TO FORM OF BORROWING BASE CERTIFICATE. The Credit Agreement is hereby amended to delete ANNEX VIII therefrom and to insert in place thereof ANNEX VIII attached hereto.

         SECTION 2.        REPRESENTATIONS AND WARRANTIES.

         The Borrower represents and warrants as follows:

         2.1. AUTHORIZATION AND VALIDITY OF AMENDMENT. This Amendment has been duly authorized by all necessary corporate action on the part of the Borrower, has been duly executed and delivered by a duly authorized officer of the Borrower, and constitutes the valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms.

         2.2. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Credit Parties contained in the Credit Agreement or in the other Credit Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier specified date, in which case such representations and warranties are hereby reaffirmed as true and correct in all material respects as of the date when made.

         2.3. NO EVENT OF DEFAULT. No Default or Event of Default exists or immediately hereafter will begin to exist.

         2.4. COMPLIANCE. The Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Credit Documents to which it is a party.

         2.5. NO CLAIMS. The Borrower is not aware of any claim or offset against, or defense or counterclaim to, any of its or any Subsidiary's obligations or liabilities under the Credit Agreement or any other Credit Document.

         SECTION 3.        RATIFICATIONS.

         Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.

         SECTION 4.        CLOSING DELIVERIES.

         Concurrently herewith:

         (a) the Borrower shall cause each Guarantor of Payment to consent and agree to and acknowledge the terms of this Amendment;

         (b) the Borrower shall provide to the Administrative Agent and the Lenders an officer's certificate certifying the names of the officers of the Borrower authorized to sign this Amendment and each Guarantor of Payment authorized to sign the attached Guarantor Acknowledgment, together with the true signatures of such officers and certified copies of the resolutions of the board of directors or executive committee of the Borrower and each Guarantor of Payment, evidencing approval of the execution and delivery of this Amendment and the Guarantor Acknowledgment;

         (c) the Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender that signs this Amendment on or before 5:00 p.m. (Cleveland, Ohio time) on March 25, 2002, an amendment fee equal to 62.50 basis points times such Lender's Commitment;

         (d) the Borrower shall pay to the Administrative Agent, the fees agreed upon by the Borrower and the Administrative Agent and set forth in the administrative agent fee letter, dated as of the date hereof, executed and delivered by the Administrative Agent to the Borrower;

         (e) the Borrower shall pay all legal fees and expenses of the Administrative Agent in connection with this Amendment and the documents executed in connection herewith; and

         (f) the Borrower shall provide such other items and shall satisfy such other conditions as may be reasonably required by the Administrative Agent and the Lenders.

           SECTION 5.      MISCELLANEOUS.

         5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or any Lender or any subsequent Loan or other Credit Event shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely upon them.

         5.2. REFERENCE TO CREDIT AGREEMENT. The Credit Agreement and any and all other agreements, instruments or documentation now or hereafter executed and delivered pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference therein to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

         5.3. SEVERABILITY. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

         5.4. APPLICABLE LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio without regard to conflicts of laws provisions.

         5.5. HEADINGS. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.6. ENTIRE AGREEMENT. This Amendment is specifically limited to the matters expressly set forth herein. This Amendment and all other instruments, agreements and documentation executed and delivered in connection with this Amendment embody the final, entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior commitments, agreements, representations and understandings, whether written or oral, relating to the matters covered by this Amendment, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no oral agreements among the parties hereto relating to the subject matter hereof or any other subject matter relating to the Credit Agreement. Except as set forth herein, the Credit Agreement shall remain in full force and effect and be unaffected hereby.

         5.7. WAIVER OF CLAIMS. The Borrower, by signing below, hereby waives and releases Administrative Agent and each of the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

         5.8. COUNTERPARTS. This Amendment may be executed by the parties hereto separately in one or more counterparts and by facsimile signature, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank.]

         5.9. JURY TRIAL WAIVER. EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the date first above written.

                                       HAWK CORPORATION

                                       By:  /s/ Thomas A. Gilbride
                                          --------------------------------------
                                       Name: Thomas A. Gilbride
                                             -----------------------------------
                                       Title: Vice President - Finance
                                              ----------------------------------

                                       KEYBANK NATIONAL
                                       ASSOCIATION,
                                         as the Administrative Agent and as a
                                         Lender

                                       By:/s/ Thomas J. Purcell
                                          --------------------------------------
                                       Name:  Thomas J. Purcell
                                             -----------------------------------
                                       Title: Senior Vice President
                                              ----------------------------------

                                       NATIONAL CITY BANK

                                       By: /s/ Eric R. Giesecke
                                          --------------------------------------
                                       Name: Eric R. Giesecke
                                             -----------------------------------
                                       Title: Assistant Vice President
                                              ----------------------------------

                                       LASALLE BANK NATIONAL
                                       ASSOCIATION

                                       By:/s/ Tricia Somoles
                                          --------------------------------------
                                       Name: Tricia Somoles
                                             -----------------------------------
                                       Title:  Commercial Loan Officer
                                              ----------------------------------



                              Signature Page 1 of 2

                                       COMERICA BANK

                                       By: /s/ Dan M. Roman
                                          --------------------------------------
                                       Name: Dan M. Roman
                                             -----------------------------------
                                       Title: First Vice President
                                              ----------------------------------

                                       BANK ONE, N.A.

                                       By:  /s/James M. Malz
                                          --------------------------------------
                                       Name: James M. Malz
                                             -----------------------------------
                                       Title: First Vice President
                                              ----------------------------------

                                       HARRIS TRUST AND SAVINGS
                                       BANK

                                       By: /s/ Thad D. Raschle
                                          --------------------------------------
                                       Name: Thad D. Raschle
                                             -----------------------------------
                                       Title: Vice President
                                              ----------------------------------



                              Signature Page 2 of 2



                                                               ANNEX I

                                                      INFORMATION AS TO LENDERS

------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
                         GENERAL REVOLVING     GENERAL REVOLVING     SWING LINE        TERM LOAN            NOTICE ADDRESS FOR
    NAME OF LENDER       FACILITY PERCENTAGE   COMMITMENT            COMMITMENT        COMMITMENT           THE LENDERS
------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
KeyBank National         26.470588238%         $6,617,647.06         $5,000,000.00     $4,632,352.94165     KeyBank National
Association                                                                                                 Association
                                                                                                            127 Public Square
                                                                                                            Cleveland, Ohio
                                                                                                            44114
                                                                                                            Attn: Large
                                                                                                            Corporate Banking
------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
LaSalle Bank National    20.588235294%         $5,147,058.82         $0.00             $3,602,941.17645     LaSalle Bank
Association                                                                                                 National
                                                                                                            Association
                                                                                                            1300 East Ninth St.
                                                                                                            Suite 1000
                                                                                                            Cleveland, OH
                                                                                                            44114
------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
Bank One, N.A.           14.705882352%         $3,676,470.59         $0.00             $2,573,529.41160     Bank One, N.A.
                                                                                                            600 Superior Ave.
                                                                                                            Cleveland, OH
                                                                                                            44114
------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
Comerica Bank            14.705882352%         $3,676,470.59         $0.00             $2,573,529.41160     Comerica Bank
                                                                                                            500 Woodward Ave.
                                                                                                            Detroit, MI  48226
------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
National City Bank       11.764705882%         $2,941,176.47         $0.00             $2,058,823.52935     National City Bank
                                                                                                            1900 East Ninth St.
                                                                                                            Cleveland, OH
                                                                                                            44114
------------------------ --------------------- --------------------- ----------------- -------------------- --------------------
Harris Trust and         11.764705882%         $2,941,176.47         $0.00             $2,058,823.52935     Harris Trust and
Savings Bank                                                                                                Savings Bank
                                                                                                            111 West Monroe St.
                                                                                                            Tenth Floor West
                                                                                                            Chicago, IL  60603

------------------------ --------------------- --------------------- ----------------- -------------------- --------------------

                                   ANNEX VIII

                                     FORM OF

                           BORROWING BASE CERTIFICATE

Calculated as of: __________________

Calendar Month Ended:__________________

         I, the undersigned and ________________ of Hawk Corporation, a Delaware corporation (the "Borrower"), do hereby certify pursuant to Credit Agreement, dated as of May 1, 1998, as amended (the "Credit Agreement"), among Borrower, the lending institutions listed on ANNEX I thereto (collectively, the "Lenders"), and KeyBank National Association, as administrative agent for the Lenders (the "Administrative Agent"), that the following calculations have been made in accordance with the provisions of the Credit Agreement. All capitalized terms used herein and not defined herein shall have the meaning given to such terms in the Credit Agreement.

A.        CALCULATIONS

         1.       ACCOUNTS

                  a.  Domestic Accounts Receivable                $____________

                  b.  Ineligible Accounts                         $____________

                  c.  Eligible Accounts Receivable                $____________
                      (a minus b)

                  d.  85% of Eligible Accounts Receivable         $____________

         2.       INVENTORY

                  a.  Domestic Inventory                          $____________

                  b.  Ineligible Inventory                        $____________

                  c.  Eligible Inventory                          $____________
                      (a minus b)

                  d.  60% of Eligible Inventory                   $____________*
                           *cannot exceed inventory
                            cap of $18,000,000)

         3.       TOTAL ELIGIBLE ACCOUNTS/INVENTORY               $____________
                  (1d plus 2d)

B.       BORROWING BASE

         1.       Total Eligible Account/Inventory                $____________
                  (A3 above)

         2.       Aggregate principal amount of                   $____________
                  outstanding Term Loans

         3.       Alternative Currency Advances/
                  Overadvance Amount                              $5,000,000.00

         4.       Net Borrowing Base                              $____________
                  (1 minus 2 plus 3)

C.       AVAILABILITY

         1.       Net Borrowing Base                              $____________
                  (B4 above)

         2.       Revolving Credit Exposure

                  a.  Outstanding General Revolving Loans         $____________

                  b.  Outstanding Swing Line Revolving Loans      $____________

                  c.  Dollar Equivalent of outstanding
                      Alternative Currency Advances               $____________

                  d.  Letter of Credit Outstandings               $____________

                  e.  Revolving Credit Exposure                   $____________
                      (total of a through d above)

         3.       Availability

                  The lesser of (a) $25,000,000, or (b) the Net
                  Borrowing Base minus the Revolving Credit
                  Exposure                                        $____________


         For purposes of inducing the Administrative Agent and the Lenders to grant Loans and issue Letters of Credit to the Borrower pursuant to the terms of the Credit Agreement, I hereby certify that this Borrowing Base Certificate and the information contained herein is true and correct and that no Default or Event of Default has occurred under the Credit Agreement.

                                                HAWK CORPORATION

                                                By:_________________________
                                                Name: ______________________
                                                Title: _____________________

                            GUARANTOR ACKNOWLEDGMENT

         Each of the undersigned consents and agrees to and acknowledges the terms of the foregoing Amendment No. 4 to Credit Agreement. The undersigned specifically agrees to the waivers set forth in such agreement, including, but not limited to, the jury trial waiver. Each of the undersigned further agrees that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

         Each of the undersigned hereby waives and releases the Administrative Agent and the Lenders and the directors, officers, employees, attorneys, affiliates and subsidiaries of the Administrative Agent and the Lenders from any and all claims, offsets, defenses and counterclaims of which the undersigned is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

                                                FRICTION PRODUCTS CO.
                                                S.K. WELLMAN CORP.
                                                HELSEL, INC.
                                                LOGAN METAL STAMPINGS, INC.
                                                HAWK MOTORS, INC. (fka
                                                  Hutchinson Products LLC)
                                                SINTERLOY CORPORATION
                                                HAWK BRAKE, INC.
                                                S.K. WELLMAN HOLDINGS, INC.
                                                ALLEGHENY CLEARFIELD, INC. (fka
                                                  Allegheny Powder Metallurgy,
                                                  Inc. and successor by merger
                                                  to Clearfield Powdered Metals,
                                                  Inc.)
                                                QUARTER MASTER INDUSTRIES, INC.
                                                HAWK MIM, INC.
                                                TEX RACING ENTERPRISES, INC.
                                                NET SHAPE TECHNOLOGIES LLC
                                                HAWK PRECISION COMPONENTS
                                                  GROUP, INC.

                                                By: /s/Thomas A. Gilbride
                                                   -----------------------------
                                                Name: Thomas A. Gilbride
                                                      --------------------------
                                                Vice President - Finance of each
                                                  of the foregoing companies